DEFA14A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[X]    Soliciting Material Pursuant to Section 240.14a-12


                           SENTINEL GROUP FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.)  Title of each class of securities to which transaction applies:
     2.)  Aggregate number of securities to which transaction applies:
     3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
     4.)  Proposed maximum aggregate value of transaction:
     5.)  Total fee paid:

[Logo]
Sentinel Funds
Independent thinking
since 1934

                                                                Important Notice

--------------------------------------------------------------------------------

                                                                November 3, 2005

                           Sentinel Group Funds, Inc.
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 21, 2005

We recently distributed proxy materials relating to a Special Meeting of Shareholders of Sentinel Group Funds, Inc., scheduled for November 21, 2005, at 10:00 a.m., Eastern Time. At the time this Notice was sent, our records showed your vote for this important meeting had not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: For automated telephone voting, call 1.866.241.6192, available 24 hours a day, and follow the recorded instructions.

2. By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. By Fax: Complete the enclosed proxy card and fax it to us toll-free at 1.888.796.9932, before November 21, 2005.


4. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                 Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of the Fund and/or its solicitor, Computershare Fund Services, if their votes have not yet been received.

Thank you for your prompt attention to this matter.

[Logo]
Sentinel Funds
Independent thinking
since 1934

                                                                Important Notice

--------------------------------------------------------------------------------

                                                                November 3, 2005

                           Sentinel Group Funds, Inc.
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 21, 2005

We recently distributed proxy materials relating to a Special Meeting of Shareholders of Sentinel Group Funds, Inc., scheduled for November 21, 2005, at 10:00 a.m., Eastern Time. At the time this Notice was sent, our records showed your vote for this important meeting had not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering the control number printed on the card.

2. By Internet: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

3. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                 Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of the Funds and/or its solicitor, Computershare Fund Services, if their votes have not yet been received.

Thank you for your prompt attention to this matter.